                                                             SECURITIES AND EXCHANGE COMMISSION

                                                                   Washington, D.C. 20549

                                                                          Form 8-K

                                                                       CURRENT REPORT

                                                           Pursuant to Section 13 or 15(d) of the
                                                              Securities Exchange Act of 1934

                                                       Date of Earliest Event Reported: June 10, 2003
                                                             (date of earliest event reported)

                                                          RESIDENTIAL ASSET SECURITIES CORPORATION
                                                     (Exact name of Registrant as Specified in Charter)

                       Delaware                                             333-100848                                           51-0362653
                   (State or Other                                          (Commission                                       (I.R.S. Employer
            Jurisdiction of Incorporation)                                 File Number)                                    Identification Number)

                                          8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437
                                                    (Address of Principal Executive Offices) (Zip Code)

                                             Registrant's telephone number, including area code: (952) 857-7000

                                                                       Not Applicable
                                               (Former Name or Former Address, if Changed Since Last Report)
                                             _________________________________________________________________

Items 1 through 4, Item 6, Item 8 and Item 9 are not included because they are not applicable.

Item 5.     Other Events

Filing of Computational Materials

In connection with the proposed offering of the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates,
Series 2003-KS5, Deutsche Bank Securities Inc., as representative of the several underwriters (the "Underwriters"), has prepared certain materials (the
"Computational Materials") for distribution to potential investors.  Although Residential Asset Securities Corporation (the "Company") provided the
Underwriters with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to the Notes, any of the following:  yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.  The Computational Materials listed as Exhibit 99.1 hereto is filed herewith.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)         Not applicable.

(b)         Not applicable.

(c)         Exhibits:

            99.1        Computational Materials - Deutsche Bank Securities Inc.

                                                                         SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                    RESIDENTIAL ASSET SECURITIES CORPORATION

                                                                        By:                            /s/ Benita Bjorgo
                                                                     ----------------------------------------------------
                                                                                                         Benita Bjorgo
                                                                                                        Vice President

Dated:  June 10, 2003

EXHIBIT INDEX

Exhibit No.                         Description of Exhibit

99.1        Computational Materials - Deutsche Bank Securities Inc.